CONSULTANT AND EMPLOYEE STOCK OPTION PLAN

               AMENDED AND RESTATED JANUARY 2007 CONSULTANT

                                    AND

                     EMPLOYEE STOCK COMPENSATION PLAN

UTEC, Inc

                               I.

                      Purpose of the Plan.

The  purpose  of  this  Plan  is to further the growth  of  UTEC, Inc.("UTEC" or the “Company”) by allowing the Company  to  compensate  officers, directors,  consultants  and  certain other  persons  providing  bona  fide services  to the Company or to compensate officers, directors and employees for accrual of salary, through the award of UTEC common stock.

                              II.

                           Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth in this Section:

1. "Award" means any grant of Common Stock made under this Plan.

2. "Board of Directors" means the Board of Directors of UTEC.

3. "Code" means the Internal Revenue Code of 1986, as amended.

4.  "Common Stock" means the common stock, par value $ .001 per  share,  of

UTEC.

5.  "Date  of  Grant" means the day the Board of Directors  authorizes  the grant  of  an Award or such later date as may be specified by the Board  of

Directors as the date a particular Award will become effective.

6. "Employee" means any person or entity that renders bona fide services to the Company  (including,  without  limitation,  the  following:  a  person employed by  the  Company in a key capacity; an  officer  or  director  of the Company or one or more Subsidiaries; a person or company engaged  by  the

Company as a consultant; or a lawyer, law firm, accountant or accounting firm.

7.  "Subsidiary" means any corporation that is a subsidiary with regard to the Company as that term is defined in Section 424(f) of the Code.

                              III.

                   Effective Date of the Plan

The effective date of this Amended Plan is January 12, 2007.

                              IV.

                   Administration of the Plan

The Board of Directors will be responsible for the administration of this

Plan, and will grant Awards under this Plan.  Subject to the express provisions of this Plan, the Board of Directors shall have full  authority and sole  and  absolute discretion to interpret this Plan,  to  prescribe,

amend and  rescind rules and regulations relating to it, and to  make  all other determinations  which it believes to be necessary  or  advisable  in administering this Plan. The determinations of the Board of Directors on the matters referred to in this Section shall be conclusive. The Board of

Directors shall have sole and absolute discretion to amend this Plan.   No

Member of the Board of Directors shall be liable for any act or omission in connection with the administration of this Plan unless it resulted from the member's willful misconduct.

                                    V.

                   Stock Subject to the Plan

The  maximum  number of shares of Common Stock as to which  Awards  may  be granted under this Plan as of this date and subject to subsequent amendment is 2,000,000 shares. The Common Stock which is issued on grant of awards may be authorized  but unissued shares or shares which have  been  issued  and reacquired by UTEC. The Board of Directors may increase the maximum number of shares of Common Stock as to which Awards may be granted at such time as it deems advisable.

                              VI.

               Persons Eligible to Receive Awards

Awards may be granted only to Employees, or Consultants of the Company, in their individual capacity only.

                                   VII.

                        Grants of Awards

Except  as  otherwise  provided herein, the Board of Directors  shall  have complete discretion to determine when and to which Employees or Consultants

Awards are to be granted, and the number of shares of Common Stock as  to which awards granted to each Employee or consultant will relate. No grant will be  made if, in the judgment of the Board of Directors, such a  grant would constitute a public distribution within the meaning of the Securities

Act  of  1933,  as  amended  (the  "Act"), or  the  rules  and  regulations

promulgated  thereunder.   The Board of Directors  upon  approval  of  the

issuance of shares pursuant to this plan shall provide as an exhibit,  the party to whom shares are issued, and the number of shares issued.

                                   VIII.

                 Delivery of Stock Certificates

As promptly  as  practicable  after authorizing  the  grant  of  an  Award

UTEC shall deliver to the person who is the recipient of the Award, a certificate or certificates registered in that person's name, representing the number of shares of Common Stock that were granted.

                              IX.

                           Employment

Nothing in this Plan or in the grant of an Award shall confer upon any

Employee or consultant the right to continue in the employ of the Company nor shall  it  interfere with or restrict in any way  the  rights  of  the

Company to discharge any employee at any time for any reason whatsoever,

with or without cause.

                               X.

                      Laws and Regulations

The obligation of the Company to sell and deliver shares of Common Stock on the grant  of  an Award under this Plan shall be subject to the  condition that counsel for UTEC be satisfied that the sale and delivery thereof

will  not  violate  the  Act  or  any  other  applicable  laws,  rules   or

regulations.

                              XI.

                      Withholding of Taxes

If subject to withholding tax, the Company shall be authorized to withhold from an Employer's salary or other cash compensation such sums of money  as are necessary to pay the Employee's withholding tax. The Company may elect to withhold from the shares to be issued hereunder a sufficient number  of shares to  satisfy the Company's withholding obligations. If the Company becomes required  to pay withholding tax to any federal,  state  or  other taxing authority as a result of the granting of an Award and the  Employee fails  to  provide  the  Company with the funds  with  which  to  pay  that withholding tax,  the Company may withhold up to 50% of  each  payment  of salary or  bonus to the Employee (which will be in addition to  any  other required or permitted withholding), until the Company has been  reimbursed for the entire withholding tax it was required to pay.

                                   XII.

                     Reservation of Shares

The Company shall at all times keep reserved for issuance on grant of awards under this Plan a number of authorized but unissued or reacquired shares of

Common Stock equal to the maximum number of shares the Company may be required to be issued on the grant of Awards under this Plan.

                             XII.

                    Termination of the Plan

The Board of Directors may suspend or terminate this Plan at any time or from time to time, but no such action shall adversely affect the rights  of a person granted an Award under this Plan prior to that date.

                             XIV.

                        Delivery of Plan

A Copy of this Plan shall be delivered to all participants, together with a copy of the resolution or resolutions of the Board of Directors authorizing the  granting  of  the  Award  and  establishing  the  terms,  if  any,  of participation.

No dealer, salesman, or any other person has been authorized by the Company to give  any information or to make any representations other  than  those contained in this Prospectus in connection with the offering made  hereby,

and if  given  or made, such information or representations  must  not  be relied upon. This Prospectus does not constitute an offer to sell or the solicitation of  an  offer  to  buy  any securities  other than those specifically offered hereby or an offer to sell, or a solicitation of an offer to buy, to any person in any jurisdiction in which such offer or sale would be  unlawful. Neither the delivery of this Prospectus nor any sale made hereunder  shall under any circumstances create any implication  that there has  been no change in the affairs of the Company since any  of  the dates as  of  which information is furnished or since  the date of this

Prospectus.